UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2020

ARYA SCIENCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38688	98-1436307
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor, New York, NY		10003
(Address of principal executive offices)		(Zip Code)

(212) 284-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares included as part of the units	ARYA	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ARYAW	The NASDAQ Stock Market LLC
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ARYAU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 15, 2020, Immatics B.V. (“TopCo”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 which contains a preliminary proxy statement/prospectus for the anticipated annual general meeting of shareholders of ARYA Sciences Acquisition Corp. (“ARYA”), at which ARYA’s proposed business combination (the “Business Combination”) with Immatics Biotechnologies GmbH (“Immatics”) will be considered and voted upon. While the registration statement has not yet become effective and the information contained therein is subject to change, it provides important information about ARYA, Immatics, TopCo and the Business Combination.

The registration statement containing the preliminary proxy statement/prospectus is available through the SEC’s website at www.sec.gov under TopCo’s filings.

Additional Information

In connection with the Business Combination, TopCo has filed a Registration Statement on Form F-4, which includes a preliminary prospectus of TopCo and preliminary proxy statement of ARYA. ARYA will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Investors and security holders of ARYA are advised to read, when available, the definitive proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its annual general meeting of shareholders, at which the Business Combination (and related matters) will be considered and voted upon, because the definitive proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus will be mailed to shareholders of ARYA that hold their shares in “street name” as of a record date to be established for voting on the Business Combination; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, once available, on the SEC website at www.sec.gov or by directing a request to: ARYA Sciences Acquisition Corp., 51 Astor Place, 10th Floor, New York, NY 10003.

Participants in the Solicitation

ARYA, Immatics, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s and Immatics’ directors and officers in the preliminary proxy statement/prospectus described above.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp.

Date: April 16, 2020	By:	/s/ Michael Altman
Name: Michael Altman
Title: Chief Financial Officer